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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  December 15, 2004
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                     333-84486                 41-0365145
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)




            4001 LEXINGTON AVENUE NORTH
               ARDEN HILLS, MINNESOTA                                  55126
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      (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM. 5.02.   DEPARTURE OF PRINCIPAL OFFICER.


           On December 14, 2004, Land O'Lakes, Inc. (the "Company") issued a press release announcing the December 2005 retirement of John Gherty, 60, the Company's President and Chief Executive Officer. A copy of the Company's press release is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c). Exhibits. Land O'Lakes, Inc. press release dated December 14, 2004.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              LAND O'LAKES, INC.


Date:  December 15, 2004                      /s/ Peter Janzen
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                                              Peter Janzen
                                              Vice President and
                                                General Counsel